BLACKROCK FUNDS IV

BlackRock Credit Relative Value Fund

(the “Fund”)

Supplement dated April 7, 2026 (the “Supplement”) to the Fund’s

Summary Prospectuses and the Prospectuses, each dated November 28, 2025, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Credit Relative Value Fund — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Credit Relative Value Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title
Jose Aguilar	2017*	Managing Director of BlackRock, Inc.
Carly Wilson	2017*	Managing Director of BlackRock, Inc.
Rick Rieder	2026	Senior Managing Director of BlackRock, Inc., Chief Investment Officer of Global Fixed Income, Head of Global Allocation Investment Team, member of the Global Executive Committee, Global Executive Committee Investments Sub-Committee, Global Operating Committee and Chairman of the BlackRock, Inc. firmwide Investment Council
Samir Lakhani	2026	Managing Director of BlackRock, Inc.
Steven Karpel, CFA	2026	Managing Director of BlackRock, Inc.
Olek Keenan	2026	Director of BlackRock, Inc.

*	Includes management of the Predecessor Fund.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Jose Aguilar, Carly Wilson, Rick Rieder, Samir Lakhani, Steven Karpel, CFA and Olek Keenan are the portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Jose Aguilar	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017*	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2013 to 2016.
Carly Wilson	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017*	Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2016 to 2019.
Rick Rieder	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2026	BlackRock’s Chief Investment Officer of Global Fixed Income, Head of Global Allocation Investment Team, member of the Global Executive Committee, Global Executive Committee Investments Sub-Committee, Global Operating Committee and Chairman of the BlackRock, Inc. firmwide Investment Council; Senior Managing Director of BlackRock, Inc. since 2024; Managing Director of BlackRock, Inc. from 2009 to 2023.
Samir Lakhani	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2026	Managing Director of BlackRock, Inc. since 2014.
Steven Karpel, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2026	Managing Director of BlackRock, Inc. since 2016.
Olek Keenan	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2026	Director of BlackRock, Inc. since 2018.

*	Includes management of the Predecessor Fund.

Shareholders should retain this Supplement for future reference.